EXHIBIT 10.12(b)(1)



            AMENDMENT NUMBER ONE
                     TO
             SEVERANCE AGREEMENT



          This   Amendment  Number   One   to
Severance Agreement ("Amendment Number  One")
is  made and entered into as of this 17th day
of  August,  1999 (the "Effective Date"),  by
and between ATLANTIC COAST AIRLINES HOLDINGS,
INC.,   a   Delaware  corporation   ("ACAH"),
ATLANTIC   COAST   AIRLINES,   a   California
corporation ("ACA") (ACAH and ACA are herein collectively referred to as the "Company") and KERRY B. SKEEN ("Skeen").

          Witnesseth That:

          Whereas, Skeen and the Company  are
parties to a Severance Agreement dated as of January 20, 1999 (the "Severance Agreement");
and

          Whereas, the Compensation Committee
of the Board of Directors of the Company has determined that the best interests of the Company would be served by entering into this amended and restated Agreement with Skeen;

          Now,  Therefore, the  parties,  for
and   in  consideration  of  the  mutual  and
reciprocal     covenants    and    agreements
hereinafter contained, and intending to be legally bound hereby, do contract and agree that the Severance Agreement be and hereby is amended as follows:

I. Paragraph 5.A of the Agreement is hereby amended and restated to read as follows:

                    A.     An   annual   base
          salary  of Two-Hundred Ninety  Five
          Thousand  Dollars ($295,000)  shall
          be   paid   to  Skeen.   Commencing
          October  1,  1999, an  annual  base
          salary of Three-Hundred Ninety Five
          Thousand  Dollars ($395,000)  shall
          be   paid   to  Skeen.   Commencing
          October 1, 2000 and each October  1
          thereafter, the amount  of  Skeen's
          base  salary shall be increased  as
          determined   by  the   Compensation
          Committee of the Board of Directors
          of  the Company; provided, however,
          that  in  no  event  shall  Skeen's
          annual base salary be less than the
          previous year's annual base salary.
          Skeen's  base salary for each  year
          shall   be   payable  to   him   in
          accordance   with  the   reasonable
          payroll practices of the Company as
          from  time  to time in  effect  for
          executive  employees  (but  in   no
          event less often than monthly).

II.   A new Paragraph 6.D is hereby added  to
the Agreement to read as follows:

                    D.    The  Company agrees
          to  reimburse Skeen for the cost of
          investment    and   tax    planning
          services   up  to  $5,000  incurred
          during 1999.  Thereafter, any  such
          reimbursement shall be  subject  to
          the  discretion of the Compensation
          Committee   of   the    Board    of
          Directors.  If such  payments  are
          taxable to Skeen, the Company shall
          pay  Skeen a gross-up equal to  the
          estimated income, FICA and Medicare
          taxes  due  with  respect  to  such
          reimbursement,  with  federal   and
          state  income taxes being estimated
          at the highest marginal rates.

III. Paragraph 8.A of the Agreement is hereby amended and restated to read as follows:

                    A.    Company  agrees  to
          continue  in  force a stock  option
          plan  or one which is substantially
          similar   to   the  existing   plan
          ("Stock  Option Plan"),  which  has
          been  approved by the  shareholders
          of  the  Company and, on the  first
          business   day   in  each   October
          commencing  in October,  2000,  and
          (subject   to  the  provisions   of
          Paragraph 10.A.(vii)) continuing so
          long  as Skeen is employed  by  the
          Company   to  grant  Skeen  options
          under  the  Stock  Option  Plan  to
          purchase  not  less  than   100,000
          shares of the common stock of  ACAH
          at  the  price  per  share  at  the
          closing  of the trading  market  on
          the  last  business date  prior  to
          such   grant.   The  Company   also
          agrees  to approve the issuance  of
          such   additional  shares  as   are
          necessary   to  enable   Skeen   to
          exercise such options.  The Company
          will  not  be required  to  reserve
          shares from existing plans to cover
          future   obligations   under   this
          paragraph,  but will use reasonable
          efforts   to   obtain   shareholder
          approval as necessary from time  to
          time to make a sufficient number of
          additional  shares available  on  a
          timely   basis,  and  will  provide
          Skeen  with  equivalent alternative
          compensation should approval not be
          obtained.   The terms of the  grant
          of   such  options  granted   after
          January 1, 1998 shall provide  that
          (a)  Skeen's right to exercise such
          options   shall  vest  and   become
          exercisable   over  the   five-year
          period  beginning on  the  date  of
          each grant at the rate of one-fifth
          per  year  (i.e.,  one-fifth  shall
          vest and become exercisable on  the
          first anniversary of the grant)  so
          long  as Skeen is employed  by  the
          Company,   (b)  Skeen's  right   to
          exercise  such options to  purchase
          the entire number of shares covered
          thereby  shall  become  immediately
          100% vested in the event there is a
          Change  in  Control (as hereinafter
          defined)  or  in the event  Company
          shall otherwise become obligated to
          provide    Skeen   with   Severance
          Compensation   as    provided    in
          Paragraph  10.e. herein,  (c)  such
          options  shall  be exercisable  for
          ten  (10) years after the  date  of
          the  grant  so  long  as  Skeen  is
          employed  by  the Company  and  (d)
          Skeen  shall  have  the  right   to
          exercise such vested options within
          ninety  (90)  days  following   any
          termination  of Skeen's  employment
          except   that   in  the   case   of
          termination of employment for which
          Skeen  is  entitled  to  "Severance
          Compensation"  as provided  herein,
          in   which   case  the   terms   of
          Paragraph  10.E.(iii) shall  apply.
          Notwithstanding  the   above,   the
          terms  of the grant of such options
          shall be no less favorable to Skeen
          than  the terms of options  granted
          as  of  the  time of the  grant  to
          other senior executive officers.

IV.   A new Paragraph 8.D is hereby added  to
the Agreement to read as follows:

                    D.     The  Company   has
          granted to Skeen options, under the
          Stock Option Plan and pursuant to a
          Company Stock Option Agreement,  to
          purchase  100,000  shares  of   the
          common stock of ACAH, effective  as
          of  July 21, 1999 at the price  per
          share at the closing of the trading
          market  on  July 20,  1999.   Skeen
          acknowledges that said grant is  in
          lieu of grants that were to be made
          to  him  effective January 1,  2000
          pursuant  to  the  terms  of   this
          Agreement as existed prior  to  the
          execution of Amendment Number One.

      In  Witness  Whereof, the  Company  has
hereunto caused this Amendment Number One to be executed by a duly authorized officer and Skeen has hereunto set his hand as of the day and year first above written.


WITNESS:



/s/_____________________________
/s/__________________________
                                    Kerry  B.
Skeen

                                   COMPANY:

ATTEST:                            ATLANTIC
COAST AIRLINES



/s/____________________________           BY:
/s/_________________________
Richard              J.              Kennedy,
C. Edward Acker,
Secretary
Chairman of the Board


ATTEST:
                                   ATLANTIC
                                   COAST
                                   AIRLINES
                                   HOLDINGS,
                                   INC.



/s/____________________________           BY:
/s/_________________________
Richard              J.              Kennedy,
C. Edward Acker,
Secretary
Chairman of the Board

EXHIBIT 10.12(c)(1)



            AMENDMENT NUMBER ONE
                     TO
             SEVERANCE AGREEMENT



          This   Amendment  Number   One   to
Severance Agreement (the "Amendment") is made
and  entered  into  as of this  12th  day  of
August, 1999 (the "Effective Date"),  by  and
between  ATLANTIC  COAST  AIRLINES  HOLDINGS,
INC.,   a   Delaware  corporation   ("ACAH"),
ATLANTIC   COAST   AIRLINES,   a   California
corporation ("ACA") (ACAH and ACA are herein collectively referred to as the "Company") and THOMAS J. MOORE ("Moore").

          Witnesseth That:

          Whereas, Moore and the Company  are
parties to a Severance Agreement dated as of January 20, 1999 (the "Severance Agreement");
and

          Whereas, the Compensation Committee
of the Board of Directors of the Company has determined that the best interests of the Company would be served by entering into this amended and restated Agreement with Moore;

          Now,  Therefore, the  parties,  for
and   in  consideration  of  the  mutual  and
reciprocal     covenants    and    agreements
hereinafter contained, and intending to be legally bound hereby, do contract and agree that the Severance Agreement be and hereby is amended as follows:

I. Paragraph 5.A of the Agreement is hereby amended and restated to read as follows:

                    A.     An   annual   base
          salary   of  Two-Hundred   Thousand
          Dollars ($200,000) shall be paid to
          Moore.   Commencing on  January  1,
          2000,  Moore's annual  base  salary
          shall  be increased to Two  Hundred
          Fifty  Thousand Dollars ($250,000).
          Commencing on October 1,  2000  and
          on  each October 1 thereafter,  the
          amount of Moore's base salary shall
          be  increased as determined by  the
          Compensation Committee of the Board
          of   Directors   of  the   Company.
          Moore's  base salary for each  year
          shall   be   payable  to   him   in
          accordance   with  the   reasonable
          payroll practices of the Company as
          from  time  to time in  effect  for
          executive  employees  (but  in   no
          event less often than monthly).

II.   A new Paragraph 6.D is hereby added  to
the Agreement to read as follows:

                    D.    The  Company agrees
          to  reimburse Moore for the cost of
          investment    and   tax    planning
          services   up  to  $5,000  incurred
          during 1999.  Thereafter, any  such
          reimbursement shall be  subject  to
          the  discretion of the Compensation
          Committee   of   the    Board    of
          Directors.

III. Paragraph 8.A of the Agreement is hereby amended and restated to read as follows:

                    A.      Mandatory   Stock
          Options.     Company   agrees    to
          continue  in  force a stock  option
          plan  or one which is substantially
          similar   to   the  existing   plan
          ("Stock  Option Plan"),  which  has
          been  approved by the  shareholders
          of  the  Company and, on the  first
          business   day   in  each   October
          commencing  in October,  2000,  and
          (subject   to  the  provisions   of
          Paragraph 10.A.(vii)) continuing so
          long  as Moore is employed  by  the
          Company   to  grant  Moore  options
          under  the  Stock  Option  Plan  to
          purchase   not  less  than   50,000
          shares of the common stock of  ACAH
          at  the  price  per  share  at  the
          closing  of the trading  market  on
          the  last  business date  prior  to
          such   grant.   The  Company   also
          agrees  to approve the issuance  of
          such   additional  shares  as   are
          necessary   to  enable   Moore   to
          exercise such options.  The Company
          will  not  be required  to  reserve
          shares from existing plans to cover
          future   obligations   under   this
          Paragraph,  but will use reasonable
          efforts   to   obtain   shareholder
          approval as necessary from time  to
          time to make a sufficient number of
          additional  shares available  on  a
          timely   basis,  and  will  provide
          Moore  with  equivalent alternative
          compensation should approval not be
          obtained.   The terms of the  grant
          of such options shall be consistent
          with  the terms of options  granted
          as  of  the  time of the  grant  to
          other senior executive officers  at
          or  below Moore's position with the
          Company.

IV.   A new Paragraph 8.E is hereby added  to
the Agreement to read as follows:

                    E.     The  Company   has
          granted to Moore options, under the
          Stock Option Plan and pursuant to a
          Company Stock Option Agreement,  to
          purchase  100,000  shares  of   the
          common  stock of ACAH effective  as
          of  July 21, 1999 at the price  per
          share at the closing of the trading
          market on July 20, 1999.

V.    Paragraph 10.E.(i) of the Agreement  is
hereby  amended  and  restated  to  read   as
follows:

                      (i)    Severance   Pay.
Throughout  the Severance Period, Moore  will
receive severance pay at the rate of 100%  of
his  annual base salary in effect at the time
of   his  termination,  to  be  paid  on  the
Company's  regular payroll payment  dates  at
the  same time and in the same fashion as the
Company's regular payroll payments.   In  the
event  that a Termination Date occurs  on  or
before  December 31, 1999 such that Moore  is
entitled   to   Severance   Compensation   as
provided herein, severance pay will be at the rate of 100% of his annual base salary that would have been in effect beginning January
1, 2000 as provided herein.

      In  Witness  Whereof, the  Company  has
hereunto caused this Amendment to be executed by a duly authorized officer and Moore has hereunto set his hand as of the day and year first above written.


WITNESS:



/s/_____________________________
/s/__________________________
                                    Thomas J.
Moore

                                   COMPANY:

ATTEST:                            ATLANTIC
COAST AIRLINES



/s/____________________________
BY: /s/_________________________
Richard              J.              Kennedy,
Kerry B. Skeen,
Secretary
President & Chief Executive Officer


ATTEST:
                                   ATLANTIC
                                   COAST
                                   AIRLINES
                                   HOLDINGS,
                                   INC.



/s/____________________________
BY: /s/_________________________
Richard              J.              Kennedy,
Kerry B. Skeen,
Secretary
President & Chief Executive Officer